United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number: 811-9176

                 AllianceBernstein Select Investor Series, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

                              Edmund P. Bergan, Jr.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672


                     Date of fiscal year end: June 30, 2003

                     Date of reporting period: June 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
High Net Worth Investors -- Capital Appreciation
-------------------------------------------------------------------------------


AllianceBernstein [LOGO](SM)
Investment Research and Management


AllianceBernstein Select Investor Series
Biotechnology Portfolio


Annual Report -- June 30, 2003

Investment Products Offered
-------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

August 18, 2003

Annual Report

We're excited to announce that Alliance Fund Distributors, Inc. has become AllianceBernstein Investment Research and Management, Inc. All of Alliance Capital's domestic mutual funds have been renamed AllianceBernstein.

This report provides management's discussion of fund performance for AllianceBernstein Select Investor Series Biotechnology Portfolio (the "Portfolio") for the annual reporting period ended June 30, 2003.

Investment Objective and Policies

This open-end fund seeks capital appreciation. The Fund invests primarily in a non-diversified portfolio of equity securities of biotechnology companies. We seek to identify those biotechnology companies that are expected to benefit significantly from advances in biotechnologies, including, in particular, genomics, the study of genes and nucleic acids such as DNA. Because biotechnology is a relatively new industry and many biotechnology companies, particularly those involved in genomics are small, the Fund may make significant investments in small and mid-capitalization companies, in addition to its investments in large capitalization companies. In addition, the Fund may invest a portion of its assets in the equity securities of pharmaceutical companies and in securities of non-U.S. companies and other foreign securities. The Portfolio may engage in substantial short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage. While these techniques are riskier than many investment strategies, they do provide greater potential for higher total return. This Portfolio is designed for the sophisticated investor who appreciates both the potential and the risks inherent in such strategies.

Investment Results

The following table shows the Portfolio's performance compared to its benchmark, the NASDAQ Biotechnology Index, for the six- and 12-month periods ended June 30, 2003.

INVESTMENT RESULTS*
Periods Ended June 30, 2003


                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
AllianceBernstein Select
Investor Series
Biotechnology Portfolio
   Class A                     28.46%            22.49%
------------------------------------------------------------
   Class B                     27.94%            21.59%
------------------------------------------------------------
   Class C                     27.94%            21.59%
------------------------------------------------------------
NASDAQ Biotechnology
Index                          35.28%            31.79%
------------------------------------------------------------

* The Portfolio's investment results are returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease. An investor cannot


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 1


invest directly in an index, and its results are not indicative of the performance of any specific investment, including AllianceBernstein Select Investor Series Biotechnology Portfolio.

Additional investment results appear on page 5.

For the six-and 12-month periods ended June 30, 2003, the Portfolio underperformed its benchmark, the NASDAQ Biotechnology Index. The Portfolio's underperformance was caused primarily by lack of significant ownership of small capitalization stocks, many of which doubled in value during the spring NASDAQ rally. Our emphasis on larger, quality names worked against the Portfolio's advantage in the rally because of the relatively low beta of these names. Specifically, during the second half of 2002, the Portfolio did not own Vaxgen, which was the best performer during that time period in the index. However, this underweight position benefited the Portfolio in the first half of 2003 when that company's AIDSVax AIDS vaccine failed to demonstrate statistically significant results in a three-year clinical trial. During the last 12 months, the Portfolio's relative performance to the index was most negatively affected by not owning SciClone, a relatively small specialty pharmaceutical company, that develops therapeutics to treat life-threatening diseases such as hepatitis C.

A major positive contributor to the Portfolio's relative performance in the first half of 2003 was Genentech, Inc. This bellwether biotechnology stock released positive phase III clinical trial data on its colorectal cancer drug Avastin in the second quarter, which caused the stock to rally strongly. The positive news surprised many in the investment community because this same drug had failed to demonstrate a statistically significant result in treating patients with breast cancer in earlier studies. The best performer among the Portfolio's holdings over the last 12 months was ICOS. This company is developing a drug called Cialis with Eli Lilly to treat male erectile dysfunction that works by the same mechanisms as Viagra.

Market Review and Investment Strategy

Biotechnology stocks benefited from the rally in the NASDAQ and from biotechnology specific successes during the period under review. The rally in small capitalization names marked a return of investor interest in more speculative names whose value is more dependent upon future earnings than current fundamental results. Companies with products in development also benefited from comments by the new FDA commissioner to the effect that he would make an effort to reduce the approval time for new drugs.

The investment strategy of this Portfolio remains focused on biotechnology companies that are developing new therapies based upon genomics. The Portfolio seeks to own companies developing drugs based upon new mechanisms of action discovered during the sequencing of the human genome and corresponding DNA-based diagnostics. The Portfolio also has some assets invested in lower volatility pharmaceutical companies in an effort to keep the overall beta of the Portfolio in line with its benchmark.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


PERFORMANCE UPDATE


ALLIANCEBERNSTEIN SELECT INVESTOR SERIES BIOTECHNOLOGY PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/27/00* TO 6/30/03


AllianceBernstein Select Investor Series Biotechnology Portfolio Class A: $4,799

NASDAQ Biotechnology Index: $5,555


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                          AllianceBernstein Select
                              Investor Series               NASDAQ
                          Biotechnology Portfolio     Biotechnology Index
-------------------------------------------------------------------------------
      7/27/00*                    $ 9,579                  $ 10,000
      6/30/01                     $ 7,088                  $  8,378
      6/30/02                     $ 3,918                  $  4,215
      6/30/03                     $ 4,799                  $  5,555


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Select Investor Series Biotechnology Portfolio Class A shares (from 7/27/00* to 6/30/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease.

When comparing AllianceBernstein Select Investor Series Biotechnology Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Select Investor Series Biotechnology Portfolio.


* Since inception of the Portfolio's Class A shares on 7/27/00.


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 3


PORTFOLIO SUMMARY
June 30, 2003


INCEPTION DATES
Class A Shares
7/27/00
Class B Shares
7/27/00
Class C Shares
7/27/00


PORTFOLIO STATISTICS
Net Assets ($mil): $200.2


COUNTRY BREAKDOWN
   91.0%   United States
    3.6%   United Kingdom
    2.1%   Switzerland                               [PIE CHART OMITTED]
    1.9%   Canada
    1.4%   Israel


INDUSTRY BREAKDOWN
   84.2%   Biotechnology
   15.0%   Drugs                                     [PIE CHART OMITTED]
    0.4%   Medical Products
    0.4%   Medical Services


All data as of June 30, 2003. The Portfolio's country and industry breakdowns are expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


INVESTMENT RESULTS


AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2003

Class A Shares
-------------------------------------------------------------------------------
                              Without Sales Charge     With Sales Charge
                 1 Year              22.49%                  17.33%
        Since Inception*            -21.04%                 -22.19%

Class B Shares
-------------------------------------------------------------------------------
                              Without Sales Charge     With Sales Charge
                 1 Year              21.59%                  17.59%
        Since Inception*            -21.64%                 -22.17%

Class C Shares
-------------------------------------------------------------------------------
                              Without Sales Charge     With Sales Charge
                 1 Year              21.59%                  20.59%
        Since Inception*            -21.64%                 -21.64%


The Portfolio's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. The Portfolio concentrates its investments in the stocks of biotechnology companies. The stock market performance of biotechnology stocks can be dramatic in both directions. Because biotechnology is a relatively new industry and many biotechnology companies, particularly those involved in genomics, are small, the Portfolio may make significant investments in small- and mid-capitalization companies, which have historically experienced greater market volatility and typically entail greater risk than large-capitalization stocks. Many biotechnology companies, particularly companies involved in genomics, have little or no operating history, unproven products and no established markets for these products. Investments in these companies are subject to greater risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar, which may magnify fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to political and economic uncertainties throughout the world.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


* Inception date for all classes of shares is 7/27/00.


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 5


TEN LARGEST HOLDINGS
June 30, 2003

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
===============================================================================
Amgen, Inc.                                      $ 17,792,366           8.9%
-------------------------------------------------------------------------------
Gilead Sciences, Inc.                              12,900,118           6.5
-------------------------------------------------------------------------------
Genentech, Inc.                                    11,171,388           5.6
-------------------------------------------------------------------------------
MedImmune, Inc.                                    10,354,539           5.2
-------------------------------------------------------------------------------
Human Genome Sciences, Inc.                         9,482,760           4.7
-------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.                    8,646,781           4.3
-------------------------------------------------------------------------------
NPS Pharmaceuticals, Inc.                           7,988,388           4.0
-------------------------------------------------------------------------------
Cephalon, Inc.                                      6,865,488           3.4
-------------------------------------------------------------------------------
Protein Design Labs, Inc.                           6,383,268           3.2
-------------------------------------------------------------------------------
Vertex Pharmaceuticals, Inc.                        6,263,400           3.1
-------------------------------------------------------------------------------
                                                 $ 97,848,496          48.9%


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


PORTFOLIO OF INVESTMENTS
June 30, 2003


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-101.4%
Canada-1.9%
Biovail Corp.(a)                                       81,200     $   3,821,272
                                                                  -------------
Israel-1.4%
Teva Pharmaceutical Industries, Ltd. (ADR)             50,800         2,892,044
                                                                  -------------
Switzerland-2.1%
Serono SA (ADR)                                       290,500         4,229,680
                                                                  -------------
United Kingdom-3.6%
Cambridge Antibody Technology Group Plc.(a)           304,300         2,641,031
GlaxoSmithKline Plc. (ADR)                            113,200         4,589,128
                                                                  -------------
                                                                      7,230,159
                                                                  -------------
United States-92.4%
Abgenix, Inc.(a)                                      426,200         4,470,838
ABIOMED, Inc.(a)                                      151,100           826,517
Affymetrix, Inc.(a)                                   300,700         5,926,797
Alkermes, Inc.(a)                                     305,600         3,285,200
Allergan, Inc.                                         51,000         3,932,100
Amgen, Inc.(a)(b)                                     267,796        17,792,366
Amylin Pharmaceuticals, Inc.(a)                       137,800         3,016,442
Applera Corp.-Applied Biosystems Group                300,400         5,716,612
ArQule, Inc.(a)                                       270,600         1,136,520
Biogen, Inc.(a)                                       136,500         5,187,000
BioMarin Pharmaceutical, Inc.(a)                       77,000           751,520
Cephalon, Inc.(a)                                     166,800         6,865,488
Chiron Corp.(a)                                       138,200         6,042,104
Genentech, Inc.(a)                                    154,900        11,171,388
Genzyme Corp.-General Division(a)                     105,200         4,397,360
Gilead Sciences, Inc.(a)(b)                           232,100        12,900,118
Human Genome Sciences, Inc.(a)(b)                     745,500         9,482,760
ICOS Corp.(a)                                         156,700         5,758,725
IDEC Pharmaceuticals Corp.(a)                          91,000         3,094,000
King Pharmaceuticals, Inc.(a)                         133,400         1,968,984
Medarex, Inc.(a)                                      661,300         4,357,967
MedImmune, Inc.(a)(b)                                 284,700        10,354,539
Millennium Pharmaceuticals, Inc.(a)                   549,700         8,646,781
Myriad Genetics, Inc.(a)                              200,200         2,724,722
NPS Pharmaceuticals, Inc.(a)                          328,200         7,988,388
PerkinElmer, Inc.                                     326,900         4,514,489
Pfizer, Inc.                                          122,100         4,169,715
Protein Design Labs, Inc.(a)                          456,600         6,383,268
Sepracor, Inc.(a)                                     275,700         4,970,871
Tanox, Inc.(a)                                        255,400         4,099,170
Trimeris, Inc.(a)                                      56,200         2,567,216
Vertex Pharmaceuticals, Inc.(a)                       429,000         6,263,400
Wyeth                                                  91,300         4,158,715
                                                                  -------------
                                                                    184,922,080
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 7


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-101.4%
  (cost $268,032,848)                                             $ 203,095,235
Other assets less liabilities-(1.4)%                                 (2,875,376)
                                                                  -------------
Net Assets-100%                                                   $ 200,219,859
                                                                  =============


SECURITIES SOLD SHORT (See Note D)

                                                       Shares      U.S. $ Value
-------------------------------------------------------------------------------
Antigenics, Inc.(a)                                    30,000     $    (345,600)
Bausch & Lomb, Inc.                                    26,867        (1,007,512)
deCode Genetics, Inc.(a)                              225,000          (702,000)
Dendreon Corp.(a)                                      75,000          (445,500)
DENTSPLY International, Inc.                           15,000          (613,500)
Gene Logic, Inc.(a)                                    75,000          (447,750)
Incyte Corp.(a)                                        75,000          (348,000)
Lexicon Genetics, Inc.(a)                             150,000        (1,006,500)
Paradigm Genetics, Inc.(a)                            222,500          (315,950)
Transgenomic, Inc.(a)                                  90,000          (171,000)
                                                                  -------------
Total Securities Sold Short
  (proceeds $11,344,428)                                          $  (5,403,312)
                                                                  -------------


(a)  Non-income producing security.

(b) Positions, or portions thereof, with an aggregate market value of $32,718,500 have been segregated to collateralize short sales.

Glossary:

ADR-American Depositary Receipt

See notes to financial statements.


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
June 30, 2003

ASSETS
Investments in securities, at value (cost $268,032,848)           $ 203,095,235
Due from broker for securities sold short                             6,074,284
Receivable for capital stock sold                                       229,109
Dividends receivable                                                     44,835
                                                                  -------------
Total assets                                                        209,443,463
                                                                  -------------
LIABILITIES
Securities sold short, at value (proceeds $11,344,428)                5,403,312
Due to custodian                                                      2,746,383
Payable for capital stock redeemed                                      380,457
Distribution fee payable                                                137,811
Advisory fee payable                                                    128,635
Dividends payable on securities sold short                                4,140
Accrued expenses and other liabilities                                  422,866
                                                                  -------------
Total liabilities                                                     9,223,604
                                                                  -------------
Net Assets                                                        $ 200,219,859
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $      40,585
Additional paid-in capital                                          509,605,866
Accumulated net investment loss                                          (5,490)
Accumulated net realized loss on investments                       (250,424,605)
Net unrealized depreciation of investment transactions              (58,996,497)
                                                                  -------------
                                                                  $ 200,219,859
                                                                  =============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($58,491,626/11,676,172 shares of capital stock
  issued and outstanding)                                                 $5.01
Sales charge--4.25% of public offering price                                .22
                                                                          -----
Maximum offering price                                                    $5.23
                                                                          =====
Class B Shares
Net asset value and offering price per share
  ($103,664,503/21,144,331 shares of capital stock
  issued and outstanding)                                                 $4.90
                                                                          =====
Class C Shares
Net asset value and offering price per share
  ($38,063,730/7,764,106 shares of capital stock
  issued and outstanding)                                                 $4.90
                                                                          =====


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 9


STATEMENT OF OPERATIONS
Year Ended June 30, 2003

INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $29,266)                                     $    553,366
Interest                                                 9,689     $    563,055
                                                  ------------
EXPENSES
Advisory fee                                         1,383,923
Distribution fee--Class A                              160,966
Distribution fee--Class B                              932,335
Distribution fee--Class C                              347,967
Transfer agency                                        789,892
Printing                                               169,191
Custodian                                              161,653
Administrative                                         138,000
Audit and legal                                         99,939
Registration                                            49,279
Directors' fees                                         19,437
Dividends on securities sold short                       4,140
Miscellaneous                                           20,335
                                                  ------------
Total expenses before interest                       4,277,057
Interest expense                                        41,812
                                                  ------------
Total expenses                                       4,318,869
Less: expense offset arrangement
  (see Note B)                                            (787)
                                                  ------------
Net expenses                                                          4,318,082
                                                                   ------------
Net investment loss                                                  (3,755,027)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                           (96,209,564)
  Short sale transactions                                             5,419,662
Net change in unrealized appreciation/
  depreciation of:
  Investments                                                       133,330,913
  Short sales                                                        (4,514,916)
                                                                   ------------
Net gain on investment transactions                                  38,026,095
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $ 34,271,068
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                   June 30,         June 30,
                                                     2003             2002
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss                              $  (3,755,027)   $  (6,505,238)
Net realized loss on investment and foreign
  currency transactions                            (90,789,902)     (83,201,248)
Net change in unrealized appreciation/
  depreciation of investments and foreign
  currency denominated assets and
  liabilities                                      128,815,997      (98,640,047)
                                                 -------------    -------------
Net increase (decrease) in net assets
  from operations                                   34,271,068     (188,346,533)

CAPITAL STOCK TRANSACTIONS
Net decrease                                       (40,187,959)     (62,055,172)
                                                 -------------    -------------
Total decrease                                      (5,916,891)    (250,401,705)

NET ASSETS
Beginning of period                                206,136,750      456,538,455
                                                 -------------    -------------
End of period                                    $ 200,219,859    $ 206,136,750
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 11


NOTES TO FINANCIAL STATEMENTS
June 30, 2003

NOTE A
Significant Accounting Policies

AllianceBernstein Select Investor Series, Inc. (the "Company"), formerly Alliance Select Investor Series, Inc., is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Technology Portfolio, the Biotechnology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Biotechnology Portfolio. The Biotechnology Portfolio (the "Fund") commenced operations on July 27, 2000. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized cur-


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 13


rency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Biotechnology Index (the "Index"). The Basic Fee may be increased to as much as 1.75%, annualized, or decreased to as little as .75%, annualized, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the Index. The fee will equal 1.25%, annualized, if the performance of


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


Class A shares equals the performance of the Index. The performance period for each such month will be from August 1, 2000 through the current calendar month, until the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. For the period from August 1, 2000 through July 31, 2001, the Adviser received the minimum fee, equal to .75%, annualized, of the average daily net assets of the Fund for each day included in such annual period. During the year ended June 30, 2003, the effective advisory fee was at the annualized rate of ..76% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended June 30, 2003, such fees amounted to $138,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $321,180 for the year ended June 30, 2003.

For the year ended June 30, 2003, the Fund's expenses were reduced by $787 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $3,374 from the sales of Class A shares and, $75, $412,662 and $5,116 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2003.

Brokerage commissions paid on investment transactions for the year ended June 30, 2003, amounted to $340,957, of which $3,975 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reim-


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 15


bursed by the Fund in the amounts of $11,977,595 and $1,041,631 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2003, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $  59,650,941    $ 106,300,916
U.S. government securities                                  -0-              -0-


At June 30, 2003, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (including short sale transactions and excluding foreign currency transactions) are as follows:


Cost                                                              $ 290,339,354
                                                                  -------------
Gross unrealized appreciation                                     $  36,901,402
Gross unrealized depreciation                                      (112,801,093)
                                                                  -------------
Net unrealized depreciation                                       $ (75,899,691)
                                                                  -------------


Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


NOTE E
Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended      Year Ended    Year Ended      Year Ended
                     June 30, 2003  June 30, 2002  June 30, 2003  June 30, 2002
                    -----------------------------------------------------------
CLASS A
Shares sold            4,756,122     2,524,526    $ 19,338,690    $ 15,539,634
-------------------------------------------------------------------------------
Shares converted
  from Class B            43,657        69,872         181,235         427,085
-------------------------------------------------------------------------------
Shares redeemed       (7,899,701)   (6,801,110)    (31,617,370)    (40,187,314)
-------------------------------------------------------------------------------
Net decrease          (3,099,922)   (4,206,712)   $(12,097,445)   $(24,220,595)
===============================================================================

CLASS B
Shares sold            1,090,191     2,554,796    $  4,592,028    $ 16,240,368
-------------------------------------------------------------------------------
Shares converted
  to Class A             (44,397)      (70,632)       (181,235)       (427,085)
-------------------------------------------------------------------------------
Shares redeemed       (6,109,334)   (7,078,032)    (24,011,733)    (41,390,783)
-------------------------------------------------------------------------------
Net decrease          (5,063,540)   (4,593,868)   $(19,600,940)   $(25,577,500)
===============================================================================

CLASS C
Shares sold              391,045     1,199,438    $  1,703,491    $  7,742,575
-------------------------------------------------------------------------------
Shares redeemed       (2,577,107)   (3,420,570)    (10,193,065)    (19,999,652)
-------------------------------------------------------------------------------
Net decrease          (2,186,062)   (2,221,132)   $ (8,489,574)   $(12,257,077)
===============================================================================


NOTE F
Risks

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

To take advantage of investment opportunities in both rising and falling markets, the Fund may engage in substantial short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage. For the year ended June 30, 2003, the average amount of borrowings outstanding was approximately $2,157,411 and the daily weighted average annualized interest rate was 2.2%. At June 30, 2003, the amount of borrowings outstanding was $15,703 and the interest rate in effect was 1.58%.


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 17


NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2003.

NOTE H
Distributable Earnings

As of June 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Accumulated capital and other losses                          $ (233,526,901)(a)
Unrealized appreciation/(depreciation)                           (75,899,691)(b)
                                                              --------------
Total accumulated earnings/(deficit)                          $ (309,426,592)
                                                              --------------


(a) On June 30, 2003, the Fund had a net capital loss carryforward of $185,961,752, of which $8,345,642 expires in the year 2009, $79,405,177 expires in the year 2010 and $98,210,933 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2003, the Fund deferred to July 1, 2003, post October capital losses of $47,559,659.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                        Class A
                                         -------------------------------------
                                                                     July 27,
                                            Year Ended June 30,    2000(a) to
                                         ------------------------    June 30,
                                            2003         2002         2001
                                         -----------  -----------  -----------
Net asset value, beginning of period        $4.09        $7.40       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                       (.06)        (.08)        (.08)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                      .98        (3.23)       (2.52)
Net increase (decrease) in net
   asset value from operations                .92        (3.31)       (2.60)
Net asset value, end of period              $5.01        $4.09        $7.40

TOTAL RETURN
Total investment return based on
   net asset value(c)                       22.49%      (44.73)%     (26.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                        $58,492      $60,377     $140,499
Ratios to average net assets of:
   Expenses, including interest
      expense                                1.86%        1.56%        1.48%(d)
   Expenses, excluding interest
      expense                                1.83%        1.49%        1.43%(d)
   Net investment loss                      (1.55)%      (1.36)%       (.99)%(d)
Portfolio turnover rate                        33%          26%         107%


See footnote summary on page 21.


_______________________________________________________________________________

AllianceBernstein Select Investor Series--Biotechnology Portfolio o 19


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                       Class B
                                         -------------------------------------
                                                                     July 27,
                                            Year Ended June 30,    2000(a) to
                                         ------------------------    June 30,
                                            2003         2002         2001
                                         -----------  -----------  -----------
Net asset value, beginning of period        $4.03        $7.35       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                       (.09)        (.13)        (.14)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                      .96        (3.19)       (2.51)
Net increase (decrease) in net
   asset value from operations                .87        (3.32)       (2.65)
Net asset value, end of period              $4.90        $4.03        $7.35

TOTAL RETURN
Total investment return based on
   net asset value(c)                       21.59%      (45.17)%     (26.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                       $103,664     $105,661     $226,544
Ratios to average net assets of:
   Expenses, including interest
      expense                                2.60%        2.29%        2.17%(d)
   Expenses, excluding interest
      expense                                2.58%        2.22%        2.12%(d)
   Net investment loss                      (2.29)%      (2.09)%      (1.69)%(d)
Portfolio turnover rate                        33%          26%         107%


See footnote summary on page 21.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                       Class C
                                         -------------------------------------
                                                                     July 27,
                                            Year Ended June 30,    2000(a) to
                                         ------------------------    June 30,
                                            2003         2002         2001
                                         -----------  -----------  -----------
Net asset value, beginning of period        $4.03        $7.35       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                       (.09)        (.13)        (.13)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions                      .96        (3.19)       (2.52)
Net increase (decrease) in net
   asset value from operations                .87        (3.32)       (2.65)
Net asset value, end of period              $4.90        $4.03        $7.35

TOTAL RETURN
Total investment return based on
   net asset value(c)                       21.59%      (45.17)%     (26.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                        $38,064      $40,099      $89,495
Ratios to average net assets of:
   Expenses, including interest
      expense                                2.58%        2.27%        2.14%(d)
   Expenses, excluding interest
      expense                                2.55%        2.21%        2.09%(d)
   Net investment loss                      (2.27)%      (2.07)%      (1.67)%(d)
Portfolio turnover rate                        33%          26%         107%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 21


REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of AllianceBernstein Select Investor Series, Inc. Biotechnology Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly in all material respects, the financial position of AllianceBernstein Select Investor Series, Inc. Biotechnology Portfolio, formerly Alliance Select Investor Series Biotechnology Portfolio, (the "Fund") at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period July 27, 2000 (commencement of operations) through June 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management: our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
August 14, 2003


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Norman M. Fidel, Senior Vice President
Thomas J. Bardong, Vice President
Matthew Murray, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1)  Member of the Audit Committee.


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 23


MANAGEMENT OF THE FUND
(unaudited)

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                               PORTFOLIOS
                                                                                IN FUND           OTHER
         NAME, AGE,                       PRINCIPAL                             COMPLEX        DIRECTORSHIPS
     ADDRESS OF DIRECTOR                 OCCUPATION(S)                        OVERSEEN BY        HELD BY
     (YEARS OF SERVICE*)              DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

John D. Carifa**, 58              President, Chief Operating Officer                113             None
1345 Avenue of the                and a Director of Alliance Capital
Americas,                         Management Corporation ("ACMC"),
New York, NY 10105 (4)            with which he has been associated
                                  since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                Formerly Executive Vice President                  94             None
P.O. Box 4623,                    and Chief Insurance Officer of
Stamford, CT 06903 (4)            The Equitable Life Assurance
                                  Society of theUnited States;
                                  Chairman and Chief Executive
                                  Officer of Evlico; Director of Avon,
                                  BP (oil and gas), Ecolab
                                  Incorporated (specialty chemicals),
                                  Tandem Financial Group, and
                                  Donaldson Lufkin & Jenrette
                                  Securities Corporation; former
                                  Governor at Large-National
                                  Association of Securities Dealers, Inc.

David H. Dievler, #+, 73          Independent consultant. Until December             98             None
P.O. Box 167,                     1994, he was Senior Vice President
Spring Lake, NJ 07762 (4)         of ACMC responsible for mutual fund
                                  administration. Prior to joining
                                  ACMC in 1984, he was Chief Financial
                                  Officer of Eberstadt Asset Management
                                  since 1968. Prior to that, he was
                                  Senior Manager at Price Waterhouse
                                  & Co. Member of American Institute
                                  of Certified Public Accountants
                                  since 1953.

John H. Dobkin, #+, 61            Consultant. He was formerly President              95             None
P.O. Box 12,                      of Save Venice, Inc. from 2001-2002,
Annandale, NY 12504 (4)           Senior Advisor from June 1999 - June 2000
                                  and President (December 1989 - May 1999)
                                  of Historic Hudson Valley (historic
                                  preservation). Previously, Director of
                                  the National Academy of Design. During
                                  1988-92, he was Director and Chairman of
                                  the Audit Committee of ACMC.



_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO



                                                                               PORTFOLIOS
                                                                                IN FUND           OTHER
         NAME, AGE,                       PRINCIPAL                             COMPLEX        DIRECTORSHIPS
     ADDRESS OF DIRECTOR                 OCCUPATION(S)                        OVERSEEN BY        HELD BY
     (YEARS OF SERVICE*)              DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr., #+, 70     Investment Adviser and an                         110             None
2 Sound View Drive                independent consultant. He was
Suite 100                         formerly Senior Manager of
Greenwich, CT 06830 (4)           Barrett Associates, Inc., a
                                  registered investment adviser,
                                  with which he had been associated
                                  since prior to 1998. He was formerly
                                  Deputy Comptroller of the State of
                                  New York and, prior thereto, Chief
                                  Investment Officer of the New York
                                  Bank for Savings.

Clifford L. Michel, #+, 63        Senior Counsel of the law firm of                  94           Placer Dome,
15 St. Bernard's Road             Cahill Gordon & Reindel since February                              Inc.
Gladstone, NJ 07934 (4)           2001 and a partner of that firm for
                                  more than 25 years prior thereto.
                                  He is President and Chief Executive
                                  Officer of Wenonah Development Company
                                  (investments) and a Director of
                                  the Placer Dome Inc. (mining).

Donald J. Robinson, #+ 69         Senior Counsel to the law firm of Orrick,          93             None
98 Hell's Peak Road               Herrington & Sutcliffe LLP since prior
Weston, VT 05161 (4)              to 1998. Formerly a senior partner and a
                                  member of the Executive Committee of
                                  that firm. He was also a member and
                                  Chairman of the Municipal Securities
                                  Rulemaking Board and a Trustee of the
                                  Museum of the City of New York.



*   There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#   Member of the Audit Committee.

+   Member of the Nominating Committee.


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 25


Officer Information

Certain information concerning the Fund's Officers is listed below.



           NAME,                        POSITION(S)                       PRINCIPAL OCCUPATION
     ADDRESS* AND AGE                 HELD WITH FUND                      DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

John D. Carifa, 58                Chairman & President            See biography above.

Norman M. Fidel, 57               Senior Vice President           Senior Vice President of ACMC**, with which
                                                                  he has been associated since prior to 1998.

Thomas J. Bardong, 58             Vice President                  Senior Vice President of ACMC**, with which
                                                                  he has been associated since prior to 1998.

Matthew Murray, 36                Vice President                  Vice President of ACMC**, with which he has
                                                                  been associated since 1999. Prior thereto
                                                                  he was a biotechnology analyst at Lehman
                                                                  Brothers since prior to 1998.

Edmund P. Bergan, Jr., 53         Secretary                       Senior Vice President and the General Counsel
                                                                  of AllianceBernstein Investment Research and
                                                                  Management, Inc. ("ABIRM") and Alliance Global
                                                                  Investor Services Inc. ("AGIS"**), with which
                                                                  he has been associated since prior to 1998.

Mark D. Gersten, 52               Treasurer and Chief             Senior Vice President of AGIS**, with which he
                                  Financial Officer               has been associated since prior to 1998.

Vincent S. Noto, 38               Controller                      Vice President of AGIS**, with which he has
                                                                  been associated since prior to 1998.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


ALLIANCEBERNSTEIN FAMILY OF FUNDS

U.S. Growth Funds

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds

Balanced Shares
Disciplined Value Fund
Global Value Fund
Growth & Income Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds


All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


_______________________________________________________________________________

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 27


NOTES


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


SM This service mark used under license from the owner, Alliance Capital Management L.P.


SISBIOAR0603


ITEM 2.  CODE OF ETHICS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.


(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     Exhibit No.      DESCRIPTION OF EXHIBIT

     10 (b) (1)       Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     10 (b) (2)       Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Select Investor Series, Inc.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President


Date: August 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President


Date: August 22, 2003


By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer


Date:  August 22, 2003